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Exhibit 21

TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2002

U.S. CELLULAR	STATE OF INCORPORATION
UNITED STATES CELLULAR CORPORATION	DELAWARE
BANGOR CELLULAR TELEPHONE, L.P.	Partnership
BLACK CROW WIRELESS, L.P.	Partnership
BMG GROUP, LLC	OKLAHOMA
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CAROLINA CELLULAR, INC.	NORTH CAROLINA
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	Partnership
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES LTD	ILLINOIS
CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC	FLORIDA
CHAMPLAIN CELLULAR, INC	NEW YORK
CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP	Partnership
CHICAGO 20MHZ, LLC	DELAWARE
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR INC.	NEW YORK
DAVENPORT CELLULAR TELEPHONE COMPANY	Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.	Partnership
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	Partnership
EAU CLAIRE MSA, INC.	WISCONSIN
FLORIDA RSA # 8, INC.	DELAWARE
GEORGIA RSA # 11, INC.	GEORGIA
GRAY BUTTE JOINT VENTURE	Partnership
GREEN BAY CELLTELCO	Partnership
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREY COUNTY CELLULAR, INC.	DELAWARE
ILLINOIS RSA # 3, INC.	ILLINOIS
INDIANA RSA # 4, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	Partnership
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	Partnership
IOWA 13, INC.	DELAWARE
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP	Partnership
JACKSONVILLE CELLULAR TELEPHONE COMPANY	DELAWARE
JACKSON SQUARE WIRELESS, L.P.	Partnership
KANSAS # 15 LP	Partnership
KANSAS RSA # 15, INC.	OHIO
KENOSHA CELLULAR TELEPHONE, L.P.	Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
LEWISTON CELLTELLCO PARTNERSHIP	Partnership
MADISON CELLULAR TELEPHONE COMPANY	Partnership
MAINE RSA # 1, INC.	MAINE

MAINE RSA # 4, INC.	MAINE
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.	Partnership
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 8, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 9, INC.	DELAWARE
MINNESOTA INVCO OF RSA # 10, INC.	DELAWARE
N.H. #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
NEW YORK RSA 2 CELLULAR PARTNERSHIP	Partnership
NEWPORT CELLULAR, INC.	NEW YORK
NORTH CAROLINA RSA # 4, INC.	DELAWARE
NORTH CAROLINA RSA # 9, INC.	NORTH CAROLINA
NORTH CAROLINA RSA 1 PARTNERSHIP	Partnership
NORTH CAROLINA RSA NO. 6, INC.	CALIFORNIA
OHIO STATE CELLULAR PHONE COMPANY, INC.	FLORIDA
OREGON RSA # 2, INC.	OREGON
OREGON RSA # 3, INC.	OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP	Partnership
OREGON RSA NO. 3 LIMITED PARTNERSHIP	Partnership
PCS WISCONSIN, LLC	WISCONSIN
PINE VALLEY WIRELESS, LP	Partnership
PRIMECO REAL ESTATE HOLDINGS, LLC	DELAWARE
PRIMECO SPECTRUM HOLDINGS, LLC	DELAWARE
RACINE CELLULAR TELEPHONE COMPANY	Partnership
ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP	Partnership
TENNESSEE RSA # 3, INC.	DELAWARE
TENNESSEE RSA # 4 SUB 2, INC.	TENNESSEE
TEXAHOMA CELLULAR, L.P.	Partnership
TEXAS # 20 RURAL CELLULAR, INC.	TEXAS
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
TULSA GENERAL PARTNER, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT COMPANY, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN	PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE	WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.	CALIFORNIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.	CALIFORNIA
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA
UNITED STATES CELLULAR OPERATING COMPANY LLC (fka UNITED STATES CELLULAR OPERATING COMPANY)	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE

UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE	FLORIDA
UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.	WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.	NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.	OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.	Partnership
UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.	OKLAHOMA
UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.	WISCONSIN
USCC DISTRIBUTION CO.	DELAWARE
USCC FINANCIAL, LLC	DELAWARE
USCC PAYROLL CORPORATION	DELAWARE
USCC PURCHASE LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF AMARILLO, INC.	DELAWARE
USCIC OF DAYTONA, LLC	DELAWARE
USCIC OF JACKSON, INC.	DELAWARE
USCIC OF NORTH CAROLINA RSA # 1, INC.	DELAWARE
USCIC OF OHIO RSA #9, INC.	DELAWARE
USCIC OF PENNSYLVANIA 5, INC.	DELAWARE
USCOC OF CHARLOTTESVILLE, INC.	VIRGINIA
USCOC OF CORPUS CHRISTI, INC.	TEXAS
USCOC OF CUMBERLAND, INC.	MARYLAND
USCOC OF FLORIDA RSA #7, INC.	DELAWARE
USCOC OF GREATER IOWA, INC	PENNSYLVANIA

USCOC OF GREATER MISSOURI, LLC (fka PEACE VALLEY CELLULAR TELEPHONE COMPANY)	DELAWARE
USCOC OF IDAHO RSA # 5, INC	DELAWARE
USCOC OF ILLINOIS RSA # 1, INC.	VIRGINIA
USCOC OF ILLINOIS RSA # 4, INC.	ILLINOIS
USCOC OF IOWA RSA # 1, INC.	IOWA
USCOC OF IOWA RSA # 16, INC.	DELAWARE
USCOC OF JACKSONVILLE, INC.	NORTH CAROLINA
USCOC OF JACK-WIL, INC.	DELAWARE
USCOC OF NEW HAMPSHIRE RSA # 2, INC.	DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.	NORTH CAROLINA
USCOC OF OKLAHOMA RSA # 10, INC.	OKLAHOMA
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA #10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCKFORD, INC.	ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF ST. JOSEPH, INC.	DELAWARE
USCOC OF TALLAHASSEE, INC.	FLORIDA
USCOC OF TEXAHOMA, INC.	TEXAS
USCOC OF VICTORIA, INC.	TEXAS
USCOC OF VIRGINIA RSA # 2, INC.	VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
USCOC OF WASHINGTON 4, INC.	DELAWARE
USCOC OF WILMINGTON, INC.	NORTH CAROLINA
VERMONT RSA NO. 2-B2, INC.	DELAWARE
VICTORIA CELLULAR CORPORATION	TEXAS
VICTORIA CELLULAR PARTNERSHIP	Partnership
VIRGINIA RSA # 4, INC.	VIRGINIA
VIRGINIA RSA # 7, INC.	VIRGINIA
WARD BUTTE JOINT VENTURE	Partnership
WASHINGTON RSA # 5, INC.	WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP	Partnership
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	Partnership
WILMINGTON CELLULAR PARTNERSHIP	Partnership
WILMINGTON CELLULAR TELEPHONE CO.	NORTH CAROLINA
WOODLAND WIRELESS, LP	Partnership
X-10 WIRELESS, L.P.	Partnership
YAKIMA MSA LIMITED PARTNERSHIP	Partnership
YAKIMA VALLEY PAGING LIMITED PARTNERSHIP	Partnership

TDS TELECOMMUNICATIONS
TDS TELECOMMUNICATIONS CORPORATION	DELAWARE
INCUMBENT LOCAL EXCHANGE COMPANIES
AMELIA TELEPHONE CORPORATION	VIRGINIA
ARCADIA TELEPHONE COMPANY	OHIO
ARIZONA TELEPHONE COMPANY	ARIZONA

ARVIG TELEPHONE COMPANY	MINNESOTA
ASOTIN TELEPHONE COMPANY	WASHINGTON
BADGER TELECOM, LLC	DELAWARE
BARNARDSVILLE TELEPHONE COMPANY	NORTH CAROLINA
BLACK EARTH TELEPHONE COMPANY, LLC	DELAWARE
BLUE RIDGE TELEPHONE COMPANY	GEORGIA
BONDUEL TELEPHONE COMPANY	WISCONSIN
BRIDGE WATER TELEPHONE COMPANY	MINNESOTA
BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY	WISCONSIN
BUTLER TELEPHONE COMPANY, INC.	ALABAMA
CALHOUN CITY TELEPHONE COMPANY, INC.	MISSISSIPPI
CAMDEN TELEPHONE COMPANY	INDIANA
CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.	GEORGIA
CENTRAL STATE TELEPHONE COMPANY, LLC	DELAWARE
CHATHAM TELEPHONE COMPANY	MICHIGAN
CLEVELAND COUNTY TELEPHONE COMPANY, INC.	ARKANSAS
COBBOSSEECONTEE TELEPHONE COMPANY	MAINE
COMMUNICATIONS CORPORATION OF INDIANA	INDIANA
COMMUNICATION CORPORATION OF MICHIGAN	MICHIGAN
COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA	INDIANA
CONCORD TELEPHONE EXCHANGE, INC.	TENNESSEE
CONTINENTAL TELEPHONE COMPANY	OHIO
DECATUR TELEPHONE COMPANY	ARKANSAS
DELTA COUNTY TELE-COMM, INC.	COLORADO
DEPOSIT TELEPHONE COMPANY	NEW YORK
DICKEYVILLE TELEPHONE, LLC	DELAWARE
EASTCOAST TELECOM, INC.	WISCONSIN
EDWARDS TELEPHONE COMPANY, INC.	NEW YORK
GRANTLAND TELECOM, INC.	WISCONSIN
HAMPDEN TELEPHONE COMPANY	MAINE
HAPPY VALLEY TELEPHONE COMPANY	CALIFORNIA
HARTLAND & ST. ALBANS TELEPHONE COMPANY	MAINE
HOLLIS TELEPHONE COMPANY, INC	NEW HAMPSHIRE
HOME TELEPHONE COMPANY, INC.	INDIANA
HOME TELEPHONE COMPANY	OREGON
HOME TELEPHONE COMPANY OF PITTSBORO, INC.	INDIANA
HORNITOS TELEPHONE COMPANY	CALIFORNIA
HUMPHREYS COUNTY TELEPHONE COMPANY	TENNESSEE
ISLAND TELEPHONE COMPANY	MICHIGAN
KEARSARGE TELEPHONE COMPANY	NEW HAMPSHIRE
LESLIE COUNTY TELEPHONE COMPANY, INC.	KENTUCKY
LEWIS RIVER TELEPHONE COMPANY, INC.	WASHINGTON
LEWISPORT TELEPHONE COMPANY	KENTUCKY
LITTLE MIAMI COMMUNICATIONS CORPORATION	OHIO
LUDLOW TELEPHONE COMPANY	VERMONT
MAHANOY & MAHANTANGO TELEPHONE COMPANY	PENNSYLVANIA
MCCLELLANVILLE TELEPHONE COMPANY, INC.	SOUTH CAROLINA
MCDANIEL TELEPHONE COMPANY	WASHINGTON
MERRIMACK COUNTY TELEPHONE COMPANY	NEW HAMPSHIRE

MID-AMERICA TELEPHONE, INC.	OKLAHOMA
MID-PLAINS, INC.	WISCONSIN
MID-STATE TELEPHONE COMPANY	MINNESOTA
MIDWAY TELEPHONE COMPANY, LLC	DELAWARE
MOUNT VERNON TELEPHONE COMPANY, LLC	DELAWARE
MYRTLE TELEPHONE COMPANY, INC.	MISSISSIPPI
NELSON BALLGROUND TELEPHONE COMPANY	GEORGIA
NEW CASTLE TELEPHONE COMPANY	VIRGINIA
NEW LONDON TELEPHONE COMPANY	MISSOURI
NORTHFIELD TELEPHONE COMPANY	VERMONT
NORWAY TELEPHONE COMPANY, INC.	SOUTH CAROLINA
OAKMAN TELEPHONE COMPANY, INC.	ALABAMA
OAKWOOD TELEPHONE COMPANY	OHIO
OKLAHOMA COMMUNICATION SYSTEMS, INC.	OKLAHOMA
ORCHARD FARM TELEPHONE COMPANY	MISSOURI
ORISKANY FALLS TELEPHONE CORPORATION	NEW YORK
PEOPLES TELEPHONE COMPANY, INC.	ALABAMA
PERKINSVILLE TELEPHONE COMPANY, INC.	VERMONT
PORT BYRON TELEPHONE COMPANY	NEW YORK
POTLATCH TELEPHONE COMPANY, INC.	IDAHO
QUINCY TELEPHONE COMPANY	FLORIDA
RIVERSIDE TELECOM, LLC	DELAWARE
S & W TELEPHONE COMPANY, INC.	INDIANA
SALEM TELEPHONE COMPANY	KENTUCKY
SALUDA MOUNTAIN TELEPHONE COMPANY	NORTH CAROLINA
SERVICE TELEPHONE COMPANY, INC.	NORTH CAROLINA
SHIAWASSEE TELEPHONE COMPANY	MICHIGAN
SOMERSET TELEPHONE COMPANY	MAINE
SOUTHEAST MISSISSIPPI TELEPHONE COMPANY	MISSISSIPPI
SOUTHEAST TELEPHONE COMPANY OF WISCONSIN, INC.	WISCONSIN
SOUTHWESTERN TELEPHONE COMPANY	ARIZONA
ST. STEPHEN TELEPHONE COMPANY	SOUTH CAROLINA
STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, INC.	WISCONSIN
STRASBURG TELEPHONE COMPANY	COLORADO
SUGAR VALLEY TELEPHONE COMPANY	PENNSYLVANIA
TELLICO TELEPHONE COMPANY, INC.	TENNESSEE
TENNESSEE TELEPHONE COMPANY	TENNESSEE
TENNEY TELEPHONE COMPANY, LLC	DELAWARE
THE FARMERS TELEPHONE COMPANY, LLC	DELAWARE
THE ISLAND TELEPHONE COMPANY	MAINE
THE MERCHANTS & FARMERS TELEPHONE COMPANY	INDIANA
THE SCANDINAVIA TELEPHONE COMPANY	WISCONSIN
THE STOUTLAND TELEPHONE COMPANY	MISSOURI
THE VANLUE TELEPHONE COMPANY	OHIO
THE WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY	MAINE
TIPTON TELEPHONE COMPANY, INC.	INDIANA
TOWNCOMM, INC.	NEW YORK
TOWNSHIP TELEPHONE COMPANY, INC.	NEW YORK
TRI-COUNTY TELEPHONE COMPANY, INC.	INDIANA
UTELCO, INC.	WISCONSIN

VERNON TELEPHONE COMPANY	NEW YORK
VIRGINIA TELEPHONE COMPANY	VIRGINIA
WARREN TELEPHONE COMPANY	MAINE
WAUNAKEE TELEPHONE COMPANY, LLC	DELAWARE
WILLISTON TELEPHONE COMPANY	SOUTH CAROLINA
WILTON TELEPHONE COMPANY, INC.	NEW HAMPSHIRE
WINSTED TELEPHONE COMPANY	MINNESOTA
WINTERHAVEN TELEPHONE COMPANY	CALIFORNIA
WOLVERINE TELEPHONE COMPANY	MICHIGAN
WYANDOTTE TELEPHONE COMPANY	OKLAHOMA
OTHER COMPANIES
ARVIG CELLULAR, INC.	MINNESOTA
CAMDEN CELLULAR, INC.	GEORGIA
CHORUS NETWORKS, INC.	WISCONSIN
CHORUS PROPERTIES, LLC	WISCONSIN
DANUBE COMMUNICATIONS, INC.	MINNESOTA
DTC-NYSINET	NEW YORK
GEORGIA RSA # 12 PARTNERSHIP	GEORGIA
HBC TELECOM, INC.	MINNESOTA
MCT COMMUNICATIONS, INC.	NEW HAMPSHIRE
NEW HAMPSHIRE TELEPHONE COMPANY, INC.	NEW HAMPSHIRE
PIONEER COMMUNICATIONS, INC.	WISCONSIN
TDS COMMUNICATIONS SOLUTIONS, INC.	DELAWARE
TDS DATACOM, INC.	DELAWARE
TDS LONG DISTANCE CORPORATION	DELAWARE
TDS METROCOM, LLC	DELAWARE
TDS TELECOM SERVICE CORPORATION	IOWA
TDSI TELECOMMUNICATIONS CORPORATION	DELAWARE
TRI-COUNTY COMMUNICATIONS CORPORATION	INDIANA
U.S. LINK, INC.	MINNESOTA
TDS GROUP
AFFILIATE FUND	DELAWARE
CCR ACQUISITION CO.	INDIANA
CCR MERGER CO.	INDIANA
COMMVEST, INC.	DELAWARE
NATIONAL TELEPHONE & TELEGRAPH COMPANY	CALIFORNIA
NELSON-BALL GROUND CELLULAR TELEPHONE & SERVICES, INC.	GEORGIA
RUDEVCO, INC.	CALIFORNIA
SUTTLE-STRAUS, INC.	WISCONSIN
TDS CAPITAL TRUST I	DELAWARE
TDS CAPITAL TRUST II	DELAWARE
TDS CAPITAL TRUST III	DELAWARE
TDSI CORPORATION	DELAWARE
TELECOM TECHNOLOGIES FUND LLC (TTF)	WISCONSIN

*
50% or more owned companies

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  Exhibit 21